SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 22, 2004

                     VASCO DATA SECURITY INTERNATIONAL, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

       Delaware                     000-24389                    36-4169320
       --------                     ---------                    ----------
 (State or other juris-            (Commission                 (IRS Employer
diction of incorporation)          File Number)              Identification No.)


1901 South Meyers Road, Suite 210
     Oakbrook Terrace, Illinois                                      60181
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  (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (630) 932-8844



                                       N/A
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          (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         Exhibit
         Number          Description
         ---------       -------------------------------------------------------
         99.1            Press release, dated April 22, 2004, providing
                         financial update of VASCO Data Security International,
                         Inc. for the first quarter ended March 31, 2004.

         99.2            Text of script for April 22, 2004 Earnings Conference
                         Call.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 22, 2004, VASCO Data Security International, Inc. (VASCO) issued a press release providing a financial update for the first quarter ended March 31, 2004. The full text of the press release is attached as Exhibit 99.1 to this Report.

On April 22, 2004, VASCO held a conference call with investors to discuss VASCO's first quarter earnings and results of operations for the first three months of 2004. A script read by officers of VASCO during the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The press release and the comments by VASCO during the conference call contained a non-GAAP financial measure within the meaning of the Securities and Exchange Commission's Regulation G. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented.

The press release contained a reference to EBITDA from continuing operations and provided a reconciliation of EBITDA from continuing operations to net income
(loss) from continuing operations on the face of the Consolidated Statement of Operations. EBITDA is used by VASCO for comparisons to other companies within its industry as an alternative to GAAP measures and is used by investors and analysts in evaluating performance. EBITDA, which is earnings before interest, taxes, depreciation and amortization, is computed by adding back net interest expense, income tax expense, depreciation expense, and amortization expense to net income as reported. EBITDA should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with accounting principles generally accepted in the United States. EBITDA, as defined above, may not be comparable to similarly titled measures reported by other companies.

The information in this report shall not be treated as "filed" for purposes of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by the specific reference in such a filing.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2004        VASCO Data Security International, Inc.
                            ---------------------------------------
                            (Registrant)

                            By: /s/Clifford K. Bown
                                -----------------------------------
                                Clifford K. Bown
                                Chief Financial Officer


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


                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------
99.1                Press release, dated April 22, 2004, announcing financial
                    update of VASCO Data Security International, Inc. for the first quarter ended March 31, 2004.
99.2                Text of script for April 22, 2004 Earnings Conference Call.


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